UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   May 29, 2019

Comcast Corporation

(Exact Name of Registrant
as Specified in its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-32871	27-0000798
(Commission File Number)	(IRS Employer Identification No.)

One Comcast Center Philadelphia, PA	19103-2838
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	CMCSA	Nasdaq Global Select Market
2.0% Exchangeable Subordinated Debentures due 2029	CCZ	New York Stock Exchange
5.50% Notes due 2029	CCGBP29	New York Stock Exchange
9.455% Guaranteed Notes due 2022	CMCSA/22	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

As Comcast Corporation (“Comcast”) previously reported on April 26, 2019, Sky Limited (formerly known as Sky plc) had received all requisite consents with respect amending certain terms of the Notes (as defined below). Accordingly, on and effective as of May 29, 2019, Comcast irrevocably, fully and unconditionally guaranteed the payment of principal and interest on each series of the Notes.

The “Notes” means the following series of notes:

•	$750,000,000 2.625% Notes due 2019 (ISIN: USG15632AQ89/US111013AM04);

•	£450,000,000 2.875% Guaranteed Notes due 2020 (ISIN: XS1141970092);

•	€600,000,000 Guaranteed Floating Rate Notes due 2020 (ISIN XS1212467911);

•	€1,500,000,000 1.500% Guaranteed Notes due 2021 (ISIN: XS1109741246);

•	$800,000,000 3.125% Notes due 2022 (ISIN: USG15632AN58/US111013AK48);

•	€850,000,000 1.875% Notes due 2023 (ISIN: XS1141969912);

•	$1,250,000,000 3.750 Notes due 2024 (ISIN: USG15632AP07/US111013AL21);

•	€500,000,000 2.250% Guaranteed Notes due 2025 (ISIN: XS1321424670);

•	€1,000,000,000 2.500% Guaranteed Notes due 2026 (ISIN: XS1109741329);

•	£300,000,000 6.000% Guaranteed Notes due 2027 (ISIN: XS0301676861);

•	£300,000,000 4.000% Guaranteed Notes due 2029 (ISIN: XS1141970175);

•	€400,000,000 2.750% Guaranteed Notes due 2029 (ISIN: XS1143502901); and

•	$350,000,000 6.500% Notes due 2035 (ISIN: USG1658KAB73/US11778BAB80).

Comcast does not intend for this Item 7.01 to be treated as “filed” under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date: May 29, 2019	By:	/s/ Thomas J. Reid
Thomas J. Reid
Senior Executive Vice President, General Counsel and Secretary